UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2022

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36378	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

801 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, $0.001 Par Value	PFIE	NASDAQ
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements for Certain Officers.

On April 6, 2022, the Compensation Committee of the Board of Directors (the “Committee”) of Profire Energy, Inc. (the “Company”) approved the 2022 Executive Incentive Plan (the “EIP”) for, Ryan W. Oviatt, the Company’s Co-CEO, Co-President, and CFO, Cameron M. Tidball, the Company’s Co-CEO and Co-President, and Patrick D. Fisher, the Company’s Vice President of Product Development. The EIP provides for the potential award of incentive compensation to the participants based on the Company’s financial performance in fiscal 2022. If earned, the incentive compensation will be payable in cash and stock, and the stock portion of the incentive compensation is intended to constitute an award under the Company’s 2014 Equity Incentive Plan, as amended (the “Plan”). In addition to the EIP, the Board also approved as a long-term incentive plan the grants of restricted stock unit awards to Messrs. Oviatt, Tidball, and Fisher pursuant to the Plan (the “2022 LTIP”).

2022 EIP

Under the terms of the EIP, each participating executive officer has been assigned a target incentive compensation amount for fiscal 2022. The target incentive compensation amount for Mr. Oviatt is $198,000, the target incentive compensation amount for Mr. Tidball is $198,000, and the target incentive compensation for Mr. Fisher is $64,750 CAD. Under no circumstance can the participants receive more than two times the assigned target incentive compensation.
Participants will be eligible to receive incentive compensation based upon reaching or exceeding performance goals established by the Committee for fiscal 2022. The performance goals in the EIP are based on the Company’s total revenue target of $32,500,000, EBITDA target of $1,500,000, and a non-financial milestone relating to revenue source diversification to be determined by the Committee. Each of these performance goals will be weighted one third in calculating incentive compensation amounts.

The incentive compensation amounts earned under the EIP, if any, will be paid 50% in cash and 50% in shares of restricted stock under the Plan. In no event shall the total award exceed 200% of the target incentive compensation amount for each participant, or exceed any limitations otherwise set forth in the Plan. The actual incentive compensation amounts, if any, will be determined by the Committee upon the completion of fiscal 2022 and paid by March 15, 2023, subject to all applicable tax withholding.

2022 LTIP

The 2022 LTIP consists of total awards of up to 230,232 restricted stock units (“Units”) to Mr. Oviatt, up to 230,232 Units to Mr. Tidball, and up to 43,023 Units to Mr. Fisher, pursuant to two separate restricted stock unit award agreements (collectively, the “Restricted Stock Unit Award Agreements”) to be entered between the Company and each participant. One such agreement will cover 33% of each award recipient’s Units that are subject to time-based vesting, and the other such agreement will cover the remaining 67% of such award recipient’s Units that may vest based on performance metrics. Upon vesting, the award agreements entitle the award recipients to receive one share of the Company’s common stock for each vested Unit. The vesting period of the 2022 LTIP began on January 1, 2022 and terminates on December 31, 2024 (the “Performance Vesting Date”).
The Units subject to time-based vesting, including 76,744 Units to Mr. Oviatt, 76,744 Units for Mr. Tidball, and 14,341 Units to Mr. Fisher, will vest in three equal and annual installments beginning December 31, 2022 and ending on December 31, 2024 if the award recipients’ employment continues with the Company through such dates.
The performance-vesting Units, including up to 153,488 Units for Mr. Oviatt, 153,488 Units for Mr. Tidball, and 28,682 Units to Mr. Fisher, may vest over a three-year performance period beginning January 1, 2022 (the “Performance Period”) based upon the following Company performance metrics:

Performance Metric	Weight	Target	Above Target	Outstanding
Total Shareholder Return (based on the Company’s closing price of its common stock at the end of the Performance Period relative to its closing price as of the last trading day in 2021)	1/3	88.7%	135.8%	183%
Relative Total Shareholder Return (based on the Company’s ranked performance in closing stock price growth relative to a peer group of companies during the Performance Period)	1/3	Third Quartile	Second Quartile	First Quartile
EBITDA as a Percentage of Total Revenue	1/3	10%	15%	20%

One-third of such performance-vesting Units, consisting of 51,163 Units for Mr. Oviatt, 51,163 Units for Mr. Tidball, and 9,561 Units for Mr. Fisher, may vest for each of the three performance metrics identified in the table above. The number of Units that will vest for each performance metric on the Performance Vesting Date shall be determined as follows:
a.if the “Target” level for such performance metric is not achieved, none of the Units relating to such performance metric will vest;
b.if the “Target” level (but no higher level) for such performance metric is achieved, 50% of the Units relating to such performance metric will vest;
c.if the “Above Target” level (but no higher level) for such performance metric is achieved, 75% of the Units relating to such performance metric will vest; and
d.if the “Outstanding” level for such performance metric is achieved, 100% of the Units relating to such performance metric will vest.

The foregoing summary of the 2022 Executive Incentive Plan and the Restricted Stock Unit Award Agreements is qualified in its entirety by the text of the 2022 Executive Incentive Plan and each of the Restricted Stock Unit Award Agreements, which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

104.0	Cover Page Interactive Data File (embedded within the Inline XBRL) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROFIRE ENERGY, INC.
Date:	By:	/s/ Ryan W. Oviatt
April 11, 2022		Ryan Oviatt
Co-Chief Executive Officer & President

	By:	/s/ Cameron M. Tidball
Cameron M. Tidball
Co-Chief Executive Officer & President